Prospectus Supplement	December 31, 2007

Putnam Floating Rate Income Fund Prospectus dated June 30, 2007

Effective January 2, 2008, the table of Initial sales charges for class A and M shares in How do I buy fund shares? – Which class of shares is best for me? is revised to reflect in respect of class M shares only that, for purchase amounts between $100,000 but under $250,000, the class M sales charge is 1.20% (from 1.25%) as a percentage of the offering price and is 1.21% (from 1.27%) as a percentage of the net amount invested.

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